Exhibit 10.1

AMENDMENT TO

INVENTORY FINANCING AND SECURITY AGREEMENT

I. THE PARTIES TO THIS AGREEMENT

This Amendment to Inventory Financing and Security Agreement (“Amendment”) is effective as of February 7, 2023 (the “Amendment Effective Date”), and is made by and among the following parties (the “Parties”):

A.	Ally Bank (Ally Capital in Hawaii, Mississippi, Montana and New Jersey) (together with its successors and assigns, “Bank”), a Utah state-chartered bank with a local business office currently located at 5851 Legacy Circle, Suite 200, Plano, Texas 75024;

B.	Ally Financial Inc., a Delaware corporation (“Ally”) with a local business office currently located at 5851 Legacy Circle, Suite 200, Plano, Texas 75024 (together with Bank, the “Ally Parties” and Bank and Ally each being, an “Ally Party”);

C.	Shift Operations LLC, a Delaware limited liability company, with its principal executive office currently located at 290 Division Street, Suite 400, San Francisco, California 94103;

D.	CarLotz, Inc., a Delaware corporation, with its principal executive office located at 290 Division Street, Suite 400, San Francisco, California 94103;

E.	CarLotz Group, Inc., a Delaware corporation, with its principal executive office located at 290 Division Street, Suite 400, San Francisco, California 94103;

F.	CarLotz, Inc., an Illinois corporation, with its principal executive office located at 290 Division Street, Suite 400, San Francisco, California 94103;

G.	CarLotz California, LLC, a California limited liability company, with its principal executive office located at 290 Division Street, Suite 400, San Francisco, California 94103; and

H.	Shift Technologies, Inc., a Delaware corporation, with its principal executive office currently located at 290 Division Street, Suite 400, San Francisco, California 94103 (“Guarantor”).

Shift Operations LLC, CarLotz, Inc., a Delaware corporation, CarLotz Group, Inc., a Delaware corporation, CarLotz, Inc., an Illinois corporation, and CarLotz California, LLC, a California limited liability company, are collectively referred to herein as “Dealership.”

II. THE RECITALS

The essential facts relied on by Bank, Ally, Dealership and Guarantor as true and complete, and giving rise to this Amendment, are as follows:

A.	The Ally Parties, Guarantor and Shift Operations LLC are parties to an Inventory Financing and Security Agreement, effective as of December 9, 2021 (as amended, modified, restated, or replaced, the “IFSA”).

B.	The Parties to this Amendment desire to amend the IFSA as outlined in this Amendment to add CarLotz, Inc., a Delaware corporation, CarLotz Group, Inc., CarLotz, Inc., an Illinois corporation, and CarLotz California, LLC as part of the “Dealership” under the IFSA, and to make other modifications as provided for herein.

III. THE AGREEMENT

In consideration of the premises and the mutual promises in this Amendment, which are acknowledged to be sufficient, the Parties agree to the following:

A.	Capitalized terms used but not defined herein have the meanings given to them in the IFSA.

B.	Effective as of the Amendment Effective Date, Section III.A.2 of the IFSA is modified so that the maximum aggregate amount of credit available pursuant to the IFSA (the “Credit Line”) is $75,000,000.00 at any time outstanding.

C.	Effective as of February 1, 2023, Section III.B.1(b) of the IFSA is modified so that Interest rate under the IFSA is a per annum rate equal to the Prime Rate plus 175 basis points. The Prime Rate as of the date of this Amendment is 7.50%.

D.	Effective as of the Amendment Effective Date, Section III.B.3 of the IFSA is modified so that Principal Reduction payments are required for each Vehicle on Dealership’s floorplan for more than 150 calendar days (rather than 180 calendar days).

E.	Effective as of the Amendment Effective Date, the IFSA is amended to add CarLotz, Inc., a Delaware corporation, CarLotz Group, Inc., a Delaware corporation, CarLotz, Inc., an Illinois corporation, and CarLotz California, LLC, a California limited liability company, as parties to the IFSA. As of the Amendment Effective Date, the definition of “Dealership” under the IFSA shall include CarLotz, Inc., a Delaware corporation, CarLotz Group, Inc., a Delaware corporation, CarLotz, Inc., an Illinois corporation, and CarLotz California, LLC, a California limited liability company.

F.	Effective as of the Amendment Effective Date, Section III.G.3 of the IFSA is deleted and replaced with the following:

3.	Dealership and Guarantor will arrange for each of the Ally Parties to obtain and maintain a continuing, absolute and unlimited guaranty of payment of all amounts owed under or in connection with this Agreement, on terms and conditions that are acceptable to the Ally Parties, from each of the following:

a.	Shift Technologies, Inc., a Delaware corporation;

b.	Shift Platform, Inc., a Delaware corporation;

c.	Shift Transportation LLC, a Delaware limited liability company;

d.	Shift Finance, LLC, a Delaware limited liability company;

e.	Shift Insurance Services LLC, a Delaware limited liability company;

f.	Shift Marketplace Holdings, LLC, a Delaware limited liability company;

g.	Shift Marketplace, LLC, a Delaware limited liability company;

h.	Fair Dealer Services, LLC, a Delaware limited liability company;

i.	CarLotz Nevada, LLC, a Delaware limited liability company; and

j.	CarLotz Logistics, LLC, a Delaware limited liability company.

G.	Effective as of the Amendment Effective Date, Section III.G.4 of the IFSA is deleted and replaced with the following:

4.	Dealership and Guarantor will arrange for the execution and delivery of any documents reasonably requested by the Ally Parties to ensure that the Ally Parties hold a priority security interest in the personal property of the following to secure all Obligations:

a.	Shift Technologies, Inc., a Delaware corporation;

b.	Shift Platform, Inc., a Delaware corporation;

c.	Shift Transportation LLC, a Delaware limited liability company;

d.	Shift Finance, LLC, a Delaware limited liability company;

e.	Shift Insurance Services LLC, a Delaware limited liability company;

f.	Shift Marketplace Holdings, LLC, a Delaware limited liability company;

g.	Shift Marketplace, LLC, a Delaware limited liability company;

h.	Fair Dealer Services, LLC, a Delaware limited liability company;

i.	CarLotz Nevada, LLC, a Delaware limited liability company; and

j.	CarLotz Logistics, LLC, a Delaware limited liability company.

H.	Effective as of the Amendment Effective Date, Section III.G.5 of the IFSA is deleted and replaced with the following:

5.	Dealership and Guarantor will arrange for the execution and delivery of one or more Cross Collateral, Cross Default, and Guaranty Agreements, acceptable to the Ally Parties in their sole discretion, for all indebtedness and all collateral of the following:

a.	Shift Operations LLC, a Delaware limited liability company;

b.	CarLotz, Inc., a Delaware corporation;

c.	CarLotz Group, Inc., a Delaware corporation;

d.	CarLotz, Inc., an Illinois corporation;

e.	CarLotz California, LLC, a California limited liability company;

f.	Shift Technologies, Inc., a Delaware corporation;

g.	Shift Platform, Inc., a Delaware corporation;

h.	Shift Transportation LLC, a Delaware limited liability company;

i.	Shift Finance, LLC, a Delaware limited liability company;

j.	Shift Insurance Services LLC, a Delaware limited liability company;

k.	Shift Marketplace Holdings, LLC, a Delaware limited liability company;

l.	Shift Marketplace, LLC, a Delaware limited liability company;

m.	Fair Dealer Services, LLC, a Delaware limited liability company;

n.	CarLotz Nevada, LLC, a Delaware limited liability company; and

o.	CarLotz Logistics, LLC, a Delaware limited liability company.

I.	Effective upon execution of this Amendment, the following agreements are terminated:

a.	Inventory Financing and Security agreement, dated as of July 13, 2021, by and among the Ally Parties, CarLotz, Inc., a Delaware corporation, CarLotz Group, Inc., a Delaware corporation, CarLotz, Inc., an Illinois corporation, and CarLotz California, LLC, a California limited liability company.

b.	Credit Balance Agreement, dated as of July 13, 2021, by and among Ally Bank, CarLotz, Inc., a Delaware corporation, CarLotz Group, Inc., a Delaware corporation, CarLotz, Inc., an Illinois corporation, and CarLotz California, LLC, a California limited liability company.

c.	Cross Collateral, Cross Default, and Guaranty Agreement, dated as of July 14, 2021, by and among the Ally Parties, CarLotz, Inc., a Delaware corporation, CarLotz Group, Inc., a Delaware corporation, CarLotz, Inc., an Illinois corporation, and CarLotz California, LLC, a California limited liability company.

J.	Except as provided above, the IFSA and all other agreements between each of the Ally Parties and Dealership and Guarantor remain in full force and effect as written. In the event of a conflict between the terms of the IFSA and this Amendment, the terms of this Amendment prevail. The Parties hereto ratify all terms of the IFSA as amended by this Amendment.

K.	If any provision of this Amendment is held to be invalid or unenforceable by a court of competent jurisdiction, all other provisions remain valid and enforceable.

L.	This Amendment:

a.	May be modified only by a writing signed by all Parties.

b.	May be signed in counterparts, each of which is deemed an original, and all of which taken together constitute one and the same agreement. The signatures of the Parties, exchanged via fax or e-mail, shall constitute and be deemed original signatures for all purposes.

c.	Binds and inures to the benefit of the Parties and their respective successors and assigns.

d.	Constitutes the entire agreement of the Parties with respect to its subject matter.

Agreed to effective as of the Amendment Effective Date.

Ally Bank		Shift Operations LLC,
a Delaware limited liability company

By:	/s/ Jeff Nethercot	By:	/s/ Oded Shein

Name:	Jeff Nethercot	Name:	Oded Shein

Title:	Authorized Representative	Title:	Chief Financial Officer

Ally Financial Inc.		CarLotz, Inc., a Delaware corporation

By:	/s/ Jeff Nethercot	By:	/s/ Oded Shein

Name:	Jeff Nethercot	Name:	Oded Shein

Title:	Authorized Representative	Title:	Chief Financial Officer

CarLotz Group, Inc., a Delaware corporation

		By:	/s/ Oded Shein

		Name:	Oded Shein

		Title:	Chief Financial Officer

CarLotz, Inc., an Illinois corporation

		By:	/s/ Oded Shein

		Name:	Oded Shein

		Title:	Chief Financial Officer

CarLotz California, LLC,
a California limited liability company

		By:	/s/ Oded Shein

		Name:	Oded Shein

		Title:	Chief Financial Officer

Shift Technologies, Inc., a Delaware corporation

		By:	/s/ Oded Shein

		Name:	Oded Shein

		Title:	Chief Financial Officer

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